UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2020
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.95% Senior Notes due 2060	UZA	New York Stock Exchange
7.25% Senior Notes due 2063	UZB	New York Stock Exchange
7.25% Senior Notes due 2064	UZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The following information is provided pursuant to the indicated paragraphs of Item 5.02 of Form 8-K:

(b) On March 30, 2020, Steven T. Campbell, Executive Vice President - Chief Administrative Officer and a director of United States Cellular Corporation (U.S. Cellular) submitted his notice of retirement as an employee of U.S. Cellular, effective June 19, 2020.

Mr. Campbell will not stand for re-election as a director of U.S. Cellular, but his term as a director will continue until his term expires at the U.S. Cellular Annual Meeting of Shareholders on May 19, 2020.

(e) In connection with his retirement on June 19, 2020, it is expected that Mr. Campbell will enter into an agreement with U.S. Cellular to provide consulting services to U.S. Cellular and its subsidiaries for a period of three years following his retirement.

Additionally, on March 31, 2020, U.S. Cellular entered into a letter agreement with Michael S. Irizarry (Letter Agreement) related to his employment as U.S. Cellular’s Executive Vice President and Chief Technology Officer - Engineering and Information Services. Pursuant to the Letter Agreement, Mr. Irizarry (1) will be nominated to serve on the U.S. Cellular Board of Directors subject to election by the appropriate shareholders at the Annual Meeting of Shareholders on May 19, 2020; (2) will have his target bonus for 2020 increased to 65% of his annual base salary; and (3) will receive a severance payment of one year’s annual base salary and a prorated target bonus for the number of months worked during the year of separation if he is involuntarily terminated without cause prior to July 1, 2023.

The foregoing description is qualified by reference to the Letter Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits
(d)   Exhibits

Exhibit Number	Description of Exhibits
10.1	Letter Agreement with Michael S. Irizarry dated March 31, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	April 3, 2020	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)